UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 1/28/2014

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number : 0-4887

MO	43-0903811
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 28, 2014, UMB Financial Corporation (the “Company”) issued a press release announcing the financial results for the Company for the quarter ending December 31, 2013. A copy of the press release is attached as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report and in Exhibit 99.1 is being furnished and shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 28, 2014, the Company’s Board of Directors approved amendments to Article IV of the Company’s Bylaws related to Committees. A summary of the amendments to the Bylaws is included below and is qualified in its entirety by reference to the amended sections of the Bylaws (with amendments marked) filed with Exhibit 3(ii).1. A clean copy of the amendments to the Bylaws is attached as Exhibit 3(ii).2.

The amendments establish a Risk Committee in addition to the already established Compensation Committee, Corporate Audit Committee, and Corporate Governance & Nominating Committee. The Board may also create other committees that are necessary, appropriate, and advisable. The Board will approve a Charter for each Committee that describes its purpose, membership, procedures, duties, rights, powers and authorities.

Item 7.01	Regulation FD Disclosure

The information provided under Item 7.01 of this Current Report on Form 8-K is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section.

The Company is furnishing a copy of materials that will be used in the Company’s shareholder conference call on January 29, 2014, at 8:30 a.m. (CST). A copy of the materials is attached as Exhibit 99.2 and will be available on the Company’s website at www.umb.com. The materials are dated January 28, 2014, and the Company disclaims any obligation to correct or update any of the materials in the future.

The Company’s January 28, 2014, press release that is attached as Exhibit 99.1 also announced that the Board of Directors declared a regular quarterly dividend of $0.225 per share payable on April 1, 2014, to shareholders of record on March 10, 2014.

Item 9.01	Financial Statements and Exhibits

Exhibit 3(ii).1	Amended sections of the Bylaws with changes marked

Exhibit 3(ii).2	Amended sections of the Bylaws

Exhibit 99.1	Press Release announcing financial results for quarter ending December 31, 2013, and announcing dividend declaration

Exhibit 99.2	Investor Presentation Materials, dated January 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

	By:	/s/ Michael D. Hagedorn
Michael D. Hagedorn Vice Chairman, CFO and CAO

Date: January 28, 2014